                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         GLACIER WATER SERVICES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------
Notes:

                         GLACIER WATER SERVICES, INC.
                               2261 Cosmos Court
                          Carlsbad, California  92009
                           _________________________

                           NOTICE OF ANNUAL MEETING
                         To Be Held at the offices of
                  Kayne Anderson Investment Management, Inc.
                     1800 Avenue of the Stars, Second Floor
                         Los Angeles, California 90067

                                 June 6, 2000


To Our Stockholders:

     NOTICE is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Glacier Water Services, Inc. (the "Company") will be held at 9:00 a.m. (Los Angeles time) on Wednesday, June 6, 2000, at the offices of Kayne Anderson Investment Management, Inc., 1800 Avenue of the Stars, Second Floor, Los Angeles, California, 90067 for the following purposes:

     1. To elect seven directors to serve for a term of one year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

     2. To approve an amendment to the 1994 Stock Compensation Program to increase the maximum number of shares of the Company's common stock issuable under the Program;

     3. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the 2000 fiscal year; and

     4. To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Holders of the Company's common stock, par value $.01 per share, as of the close of business on April 10, 2000, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the Annual meeting. The Company's Board of Directors and officers urge that all stockholders of record exercise their right to vote at the Annual Meeting personally or by proxy. Accordingly, we are sending you the enclosed Proxy Statement and proxy card, as well as the fiscal year 1999 Annual Report.

     Whether or not you plan to attend the Annual Meeting, please indicate your vote on the accompanying proxy card and sign, date and return it as promptly as possible in the enclosed self-addressed, postage-paid envelope.

     Your prompt response will be appreciated.

                                By Order of the Board of Directors

                                /s/ Jerry A. Gordon

                                Jerry A. Gordon
                                President and Chief Executive Officer

Carlsbad, California
April 11, 2000

                         GLACIER WATER SERVICES, INC.
                               2261 Cosmos Court
                          Carlsbad, California  92009
                          ---------------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 6, 2000


                                PROXY STATEMENT


     The accompanying proxy is solicited by the Board of Directors of Glacier Water Services, Inc. (the "Company") to be used at the Annual Meeting of Stockholders on Wednesday, June 6, 2000 (the "Annual Meeting"). This Proxy Statement, the enclosed form of proxy and the fiscal year 1999 Annual Report are being sent to stockholders on or about May 8, 2000.

     At the Annual Meeting, stockholders will be asked to consider and vote upon the following items:

     1. The election of seven directors to serve for a term of one year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

     2. To approve an amendment to the 1994 Stock Compensation Program to increase the maximum number of shares of the Company's common stock issuable under the Program;

     3. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the 2000 fiscal year; and

     4. To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The fiscal year 1999 Annual Report that accompanies this Proxy Statement is not to be regarded as proxy soliciting material.

     The Board of Directors of the Company believes that election of its director nominees, the approval of the amendment to the 1994 Stock Compensation Program and ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors are in the best interests of the Company and its stockholders and recommends to the stockholders of the Company the approval of each of these proposals.

                                    VOTING

     Shares represented by duly executed and unrevoked proxies in the enclosed form received by the Board of Directors prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the specifications made therein by the stockholders, unless authority to do so is withheld. If no specification is made, shares represented by duly executed and unrevoked proxies will be voted FOR the election as directors of the nominees listed herein, FOR the amendment to the 1994 Stock Compensation Program, FOR the ratification of Arthur Andersen LLP as the Company's independent auditors and, with respect to any other matter that may properly come before the Annual Meeting, in the discretion of the persons voting the respective proxies.

     No provision for rights of appraisal or similar rights of dissenters are applicable with respect to the matters to be voted upon at the Annual Meeting.

     Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person, and any stockholder giving a proxy may revoke it at any time prior to its exercise at the Annual Meeting by giving notice of such revocation either personally or in writing to the Secretary of the Company at the Company's executive offices, located at the address set forth above, by subsequently executing and delivering another proxy or by voting in person at the Annual Meeting.

     The Company has retained ChaseMellon Shareholder Services to assist in soliciting proxies from brokers and nominees for the Annual Meeting. The estimated cost for these services is $20,000 and will be borne by the Company. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit proxies by telephone, facsimile, telegraph or cable; such persons will not be compensated for such solicitation.

     Only holders of record of the Company's common stock, $.01 par value (the "Common Stock"), as of the close of business on April 10, 2000 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were outstanding 2,834,174 shares of Common Stock. Each share of Common Stock is entitled to one vote on all matters presented at the Annual Meeting.

Vote Required

     The election of the director nominees requires a plurality of the votes cast in person or by proxy at the Annual Meeting. Under Delaware law, the Company's Certificate of Incorporation and the Company's Bylaws, shares as to which a stockholder abstains or withholds from voting on the election of directors and shares as to which a broker indicates that it does not have discretionary authority to vote ("broker non-votes") on the election of directors will not be counted as voting thereon and therefore will not affect the election of the nominees receiving a plurality of the votes cast.

     The approval of the amendment to the 1994 Stock Compensation Program and the ratification of the appointment of Arthur Andersen LLP as independent auditors of the Company for the 2000 fiscal year require the affirmative vote of the holders of at least a majority of the aggregate outstanding shares of Common Stock represented at the meeting.

                             ELECTION OF DIRECTORS

     The Certificate of Incorporation of the Company fixes the number of directors at not less than one nor more than nine, with the exact number to be set by resolution of the Board of Directors. The Board of Directors has set the authorized number of directors at seven, and proposes the election of seven directors to hold office until the next Annual Meeting and until their successors are duly elected and qualified. Unless authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting for the election of the seven nominees presented below. Except as set forth below, persons named as proxies may not vote for the election of any person to the office of director for which a bona fide nominee is not named in the Proxy Statement. All nominees have consented to serve as a director for the ensuing year. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named in the enclosed proxy will vote for any substitute nominee designated by the Board of Directors.

     The names and certain information concerning the persons to be nominated as directors by the Board of Directors at the Annual Meeting are set forth below.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

               NOMINEES FOR DIRECTORS FOR TERMS EXPIRING IN 2000

Name and Age as of the                  Position, Principal Occupation, Business
June 6, 2000 Meeting Date               Experience and Directorships
-------------------------               ----------------------------
Douglas C. Boyd, 54                     Mr. Boyd has been a director of the Company since June 1997. Mr. Boyd is the President and
                                        Chief Executive Officer of Boyd Communications, an integrated marketing communications company based in Los Angeles, California. Mr. Boyd has served in such capacity since 1972.

Jerry A. Gordon, 54                     Mr. Gordon has served as the President and Chief Executive Officer of Glacier Water
                                        Services, Inc. since September 1999, and was President and Chief Operating Officer from
                                        September 1994 to September 1999, and has served as a Director of the Company since June
                                        1997. Mr. Gordon joined the Company in June 1993 as Vice President of Marketing. From 1992
                                        to 1993, Mr. Gordon was a business consultant specializing in management operations in start-up companies.

Richard A. Kayne, 55                    Mr. Kayne has been a director of the Company since March 1995. Mr. Kayne currently serves as
                                        President and Chief Executive Officer of Kayne Anderson Investment Management, Inc. and its
                                        broker-dealer affiliate, KA Associates, Inc., as Administrative Manager of Kayne Anderson
                                        Investment Management, LLC and as President of KA Limited, Inc. Mr. Kayne has been with
                                        Kayne Anderson Investment Management since 1985 when it was founded by Mr. Kayne and John E.
                                        Anderson. Mr. Kayne is also a Director of Foremost Insurance Corporation of America, The
                                        Right Start, Inc., Kayne Anderson Investment Management, Inc., KA Associates, Inc. and KA
                                        Limited Inc.

Peter H. Neuwirth, 61                   Mr. Neuwirth has been director of the Company since January 2000. Mr. Neuwirth currently serves as President of Advance Engine Management, Inc. and has held that position since
                                        1997. Mr. Neuwirth served as President of IMPACT, Inc. from 1979 to 1995.

Scott H. Shlecter, 47                   Mr. Shlecter has been a director of the Company since June 1997. Mr. Shlecter currently serves as Chief Executive Officer of Jewelry.com and has held that position since September
                                        1999. Mr. Shlecter is the President Emeritus and a founder of the North American practice of
                                        L.E.K. Consulting, an international business consulting firm. Mr. Shlecter served as
                                        President of L.E.K. Consulting from 1974 to January 1, 1999.

Robert V. Sinnott, 51                   Mr. Sinnott has been a director of the Company since April 1993. Mr. Sinnott currently serves as a Senior Vice President of Kayne Anderson Investment Management and has served in such capacity since 1992. Mr. Sinnott is also a Director of Plains Resources Inc.

Jerry R. Welch, 49                      Mr. Welch has been a director of the Company since October 1991.  Mr. Welch served as
                                        Chairman of the Board from January 1992 to September 1992 and from April 1993 to September
                                        1999. Mr. Welch served as Chief Executive Officer from September 1994 to September 1999. Mr.
                                        Welch served as President and Chief Executive Officer from October 1991 to September 1992.
                                        Mr. Welch currently serves as a Senior Vice President of Kayne Anderson Investment
                                        Management and has served in such capacity since January 1993. Mr. Welch is also the
                                        Chairman of the Board and Chief Executive Officer of The Right Start, Inc., a retailer of products for infants and young children. Kayne Anderson Investment Management holds an equity ownership position in The Right Start, Inc.

          INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors is responsible for the overall affairs of the Company. The Board of Directors met a total of five times during the 1999 fiscal year, including regularly scheduled and special meetings. The Board of Directors has a standing Audit Committee, Compensation Committee and a Nominating Committee. The current members of each of the Board's committees are listed below. No member of the Board of Directors, the Audit Committee, the Compensation Committee or the Nominating Committee attended fewer than 75% of the meetings of the Board or such Committees except Robert V. Sinnott who attended three of the five meetings during fiscal 1999.

The Audit Committee

     The members of the Audit Committee for the 1999 fiscal year were Messrs. Shlecter, Sinnott and Boyd. The Audit Committee met in March 1999 and February 2000. The Audit Committee, which is composed solely of outside directors, meets periodically with the Company's independent auditors and management to discuss accounting principles, financial and accounting controls, the scope and results of the annual audit, internal controls and other matters; advises the Board on matters related to accounting and auditing; and reviews management's selection of independent auditors. The independent auditors have complete access to the committee, without management present, to discuss results of their audit and their observations on adequacy of internal controls, quality of financial reporting, and other accounting and auditing matters.

The Compensation Committee

     The members of the Compensation Committee for fiscal year 1999 were Messrs. Boyd, Sinnott and Kayne. The Compensation Committee reviews and takes action regarding terms of compensation, employment contracts and pension matters that concern officers and key employees of the Company. The Compensation Committee is also responsible for the administration and award of stock options under the Company's stock option plans. The Compensation Committee met in January 1999, September 1999 and January 2000 to determine the compensation of the executive officers and key employees of the Company.

The Nominating Committee

     The current members of the Nominating Committee are Messrs. Boyd, Sinnott and Welch. The Nominating Committee recommends to the Board nominees for Board membership and makes recommendations as to Board policies concerning the selection, tenure and qualification of directors. The Nominating Committee reviews the qualifications of, among others, those persons recommended for nomination to the Board of Directors by stockholders. A stockholder suggesting a nominee to the Board should send the nominee's name, biographical material, beneficial ownership of the Company's stock and other relevant information in writing to the Secretary of the Company in a timely manner as set forth in the Company's Bylaws, accompanied by a consent of such nominee to serve as a director if elected. Nominees must be willing to devote the time required to serve effectively as a director and as a member of one or more Board committees. In order to submit a nomination, a stockholder must be a holder of record on the date of such submission and on the record date for determining stockholders entitled to vote at the meeting at which the election will take place. The Nominating Committee met in February 2000, for the purpose of nominating the nominees named in this Proxy Statement.

                     EXECUTIVE OFFICERS OF THE REGISTRANT

Name                                        Position                              Age
----                                        --------                              ---
Jerry A. Gordon           President, Chief Executive Officer and Director          54
Glen A. Skumlien          Executive Vice President, Operations                     50
S. Dane Seibert           Senior Vice President, Marketing                         51
John T. Vuagniaux         Senior Vice President, Operations                        51
W. David Walters          Senior Vice President, Chief Financial Officer and
                                 Secretary                                         51
Luz E. Gonzales           Vice President, Human Resources                          47
Brian T. Nakagawa         Vice President, Technology & Information Systems         46

     The executive officers are elected by and serve at the discretion of the Board of Directors until their successors are duly chosen and qualified.

     Jerry A. Gordon

     Mr. Gordon has served as the President and Chief Executive Officer of Glacier Water Services, Inc. since September 1999, was President and Chief Operating Officer from September 1994 to September 1999, and has served as a Director of the Company since June 1997. Mr. Gordon joined the Company in June 1993 as Vice President of Marketing. From 1992 to 1993, Mr. Gordon was a business consultant specializing in management operations in start-up companies.

     Glen A. Skumlien

     Mr. Skumlien has served as Executive Vice President, Operations since September 1994. From November 1991 to September 1994, Mr. Skumlien served as Vice President-Operations for the Company.

     S. Dane Seibert

     Mr. Seibert has served as Senior Vice President of Marketing since joining the Company in March 1995. From 1990 until joining the Company, Mr. Seibert was Corporate Vice President - International Marketing for Miller/Zell Inc.

     John T. Vuagniaux

     Mr. Vuagniaux has served as Senior Vice President, Operations since November 1996, after joining the Company in January 1995 as Vice President, Service Support. From April 1994 to January 1995, Mr. Vuagniaux was owner of Logistics Solutions, a consulting firm specializing in logistics and operations management. From January 1992 to April 1994, Mr. Vuagniaux was Director of Distribution for Blockbuster Entertainment Corporation.

     W. David Walters

     Mr. Walters has served as Senior Vice President, Chief Financial Officer and Secretary since January 2000. Mr. Walters joined the Company in January 1999 as Chief Financial Officer, Vice President-Finance, and Secretary. From 1997 to 1999, Mr. Walters was the Vice President Finance and Controller for the Penn Traffic Company. From 1996 to 1997, Mr. Walters was the Vice President, Controller for Bruno's, Inc. From 1992 to 1996, Mr. Walters was the Chief Financial Officer for ABCO Markets, Inc.

     Luz E. Gonzales

     Mrs. Gonzales joined the Company in February 1995 as Vice President of Human Resources. From 1981 to February 1995, Mrs. Gonzales was Corporate Director of Human Resources for Southwest Water Company, a water service company.

     Brian T. Nakagawa

     Mr. Nakagawa has served as Vice President, Technology and Information Systems since February 1996, after joining the Company as Director of Technology and Information Systems in June 1995. Prior to joining the Company, Mr. Nakagawa was the owner of New Frontier Technologies, an information system consulting company.

                            EXECUTIVE COMPENSATION

Summary of Compensation

     The table below presents information concerning the compensation of the Chief Executive Officer of the Company and the four executive officers of the Company (the "Named Executive Officers") who received over $100,000 as compensation for services rendered to the Company during fiscal year 1999.

                          Summary Compensation Table

                                                                                                                     Long-Term
                                                                                                                    Compensation
                                                                                                                       Awards
                                                                                                                --------------------

                                                       Annual
                                                    Compensation
                                                   ---------------
               Name                                                              Other             Securities            All
               And                                                               Annual            Underlying           Other
            Principal                              Salary         Bonus       Compensation(1)      Options            Compensation
             Position                  Year          ($)           ($)             ($)                (#)                 ($)
            ---------                  ----        ------         -----       ---------------      ----------         ------------
Jerry R. Welch, formerly Chairman      1999            --           --              --               8,963              $ 82,000
of the Board & Chief Executive         1998            --           --              --               3,455              $ 82,000
Officer(2) (3) (4)                     1997            --           --              --               7,317              $ 82,000


Jerry A. Gordon                        1999          $187,000       --              --                  --                    --
President and Chief                    1998          $193,432       --              --              33,333                    --
Executive Officer (5)                  1997          $177,175       --              --               6,000                    --
S. Dane Seibert                        1999          $162,000       --              --                  --                    --
Senior Vice President,                 1998          $167,564       --              --              22,222                    --
Marketing                              1997          $156,912       --              --               6,000                    --


Glen A. Skumlien                       1999          $133,000       --              --                  --                    --
Executive Vice                         1998          $137,577       --              --              22,222                    --
President                              1997          $129,066       --              --               6,000                    --

John T. Vuagniaux                      1999          $121,000       --              --                  --                    --
Senior Vice President,                 1998          $125,163       --              --              22,222                    --
Operations                             1997          $117,519       --              --               6,000                    --

W. David Walters                       1999          $155,481       --              --              37,222              $126,192
Senior Vice President,                 1998                --       --              --                  --                    --
Chief Financial Officer (6) (7)        1997                --       --              --                  --                    --

(1) Other Annual Compensation did not exceed the lesser of $50,000 or 10% of the Named Executive Officer's salary and bonus.

(2) Long-Term Compensation awards for Mr. Welch include 8,963, options received in 1999, 3,455 options received in 1998 and 7,317 shares received in 1997 in lieu of director's fees.

(3) Mr. Welch was Chairman of the Board and Chief Executive Officer until September 1999. Mr. Welch continues to serve as a director of the Company. Mr. Gordon was elected to serve as President and Chief Executive Officer effective September 1999.

(4) All Other Compensation for Mr. Welch represents fees for his services as Chief Executive Officer.

(5) Mr. Gordon served as President and Chief Operating Officer until September 1999 at which time he was elected to serve as President and Chief Executive Officer.

(6) Mr. Walters has served as Senior Vice President and Chief Financial Officer since January 2000. Mr. Walters joined the Company in January 1999 as Chief Financial Officer and Vice President, Finance.

(7) All Other Compensation for Mr. Walters represents amounts paid by the Company to third parties in connection with relocation expenses and associated income taxes.

Option Grants in Fiscal 1999

     The following table presents certain information regarding stock option grants to each of the Named Executive Officers during the fiscal year ended January 2, 2000.

                                                                                              Potential
                                                                                              Realizable
                                                                                            Value at Assumed
                                                                                              Annual Rates
                                                                                             of Stock Price
                                                                                            Appreciation for
                                   Individual Grants                                          Option Term
                         -------------------------------------                            -------------------
                         Number of
                         Securities         Percent of Total
                         Underlying             Options         Exercise
                           Option              Granted to       Or Base
                          Granted            Employees in       Price      Expiration        5%         10%
        Name                (#)               Fiscal Year       ($/Share)      Date          ($)        ($)
        ----             ----------          ---------------    --------    ----------      ------    --------
Jerry R. Welch              7,463                8.78%            $18.81       2004         41,446    $ 91,022
                            1,500                1.76%            $26.50       2009         24,082    $ 61,892

W. David Walters           15,000               17.64%            $26.00       2009        245,269    $621,560
                           22,222               26.13%            $31.25       2009        246,692    $804,154

Aggregated Option Exercises in Fiscal 1999 and Fiscal Year-End Option Values

     The following table presents certain information regarding stock option exercises during fiscal 1999 and fiscal year-end option values of unexercised options for each of the Named Executive Officers.

                                                                                         Value of
                                                                       Number of        Unexercised
                                                                      Unexercised      In-the-Money
                                                                        Options         Options At
                                Shares Acquired                        at FY-End      Fiscal Year End
                                  on Exercise      Value Realized    # Exercisable/   $ Exercisable/
            Name                      (#)                ($)         Unexercisable     Unexercisable
            ----                ----------------   ---------------   --------------   ---------------
Jerry R. Welch                         --               --            31,998/10,088       $ 40,313/$0
Jerry  A. Gordon                       --               --            70,500/38,833       $119,250/$0
S. Dane Seibert                        --               --            38,250/26,972       $      0/$0
Glen A. Skumlien                       --               --            30,250/25,972       $ 73,000/$0
John T. Vuagniaux                      --               --            30,500/27,722       $      0/$0
W. David Walters                       --               --                 0/37,222       $      0/$0

Compensation of Directors

     Mr. Welch served as Chairman of the Board and Chief Executive Officer until September 1999. Mr. Welch received $25,000 per quarter for his services as such. Mr. Welch continues to serve as a director of the Company. In September 1999, Mr. Kayne assumed the duties as Chairman of the Board. Mr. Kayne receives $26,750 per quarter for services as such. All other directors were compensated for their services at $4,500 per quarter until June 1999 at which time their compensation was increased to $6,250 per quarter. All members of the Board of Directors may elect to defer all or a portion of their annual compensation and receive instead options to purchase common stock of the Company at the fair market value on the date the options are granted. All members of the Board of Directors are reimbursed for all expenses incurred in connection with their serving on the Board.

1994 Stock Compensation Program

     The Company adopted its 1994 Stock Compensation Program (the "Program") to provide a means of encouraging certain officers, employees, directors, advisors and consultants of the Company and its subsidiaries or any parent company to obtain a proprietary interest in the enterprise and thereby create an additional incentive for such persons to further the Company's growth and development. The Program provides for the granting of options to certain officers, employees, directors, advisors and consultants of the Company and its subsidiaries or any parent company to purchase shares of the Company's common stock. The following description of the Program is qualified in its entirety by the full text of the Program, copies of which have been filed with the Securities and Exchange Commission.

     The Program is divided into two parts. Part I is the 1994 Employee Stock Option Plan and Part II is the 1994 Non-Employee Director Stock Option Plan. As described in further detail herein, Part I provides for discretionary grants of stock options to officers, employees, advisors and consultants of the Company. Such stock options may be either incentive stock options (each, an "ISO") under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options that are not intended to be, or do not qualify as, ISOs (each, an "NSO"), provided, however, that ISOs may only be granted to
                       --------  -------
employees of the Company. Part II provides for the non-discretionary annual grant of options to purchase 1,500 shares of the Company's common stock to each non-employee director of the Company. Stock options granted under Part II may only be NSOs. An ISO or NSO that is issued or issuable under the Program may be referred to herein as an "Option"; and the Common Stock issued or issuable upon exercise of an Option shall be referred to herein as "Stock". The holder of an Option may be referred to herein as a "holder" or "optionee". The Program is not an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), and, therefore, is not subject to the provisions of ERISA. The Program is not a qualified plan under Section 401(a) of the Code.

     Additionally, under both Parts I and II of the Program, directors of the Company who are paid a fee for their services as directors ("Directors' Fees") will be allowed to make an election (a "Deferral Election") to receive Directors' Fees (excluding reimbursement of expenses) in the form of options ("Deferral Election Stock Options") to acquire the Company's common stock. The Deferral Election Stock Options shall be granted on the date of the Company's Annual Meeting in each year for which a Deferral Election has been made. The number of Deferral Election Stock Options granted to an electing director shall be an amount whose value, as determined by an independent valuation expert retained by the Compensation Committee, is equivalent on the date of the grant to the cash compensation which the director would otherwise have been entitled to receive for such year. In general, Deferral Election Stock Options will vest and become exercisable one year from the date of grant (or such longer period as the Compensation Committee may set) and will be exercisable at a price per share equal to the closing price of the Company's common stock on the exchange on which it is traded at the close of business on the first trading day preceding the date of grant. Deferral Election Stock Options will become immediately exercisable upon a director's death or disability or upon a Change of Control. If a director's membership on the Board of Directors ends for any reason other than death, disability or a Change in Control, then the number of Deferral Election Stock Options granted for the year in which the membership ends shall be reduced to reflect the amount of compensation actually earned by the director in that year and the remaining Deferral Election Stock Options granted in that year shall be immediately exercisable. Once any Deferral Election Stock Options become exercisable, they shall remain exercisable for the lesser of (i) five years after the date of grant or (ii) one year after the director's membership on the Board of Directors ends for any reason. Deferral Election Stock Options granted to non-employee directors may only be NSOs.

     The Program is administered by the Compensation Committee consisting of two or more disinterested members (non-employee directors who are only eligible for formula grants and Deferral Election Stock Options under Part II of the Program). The Compensation Committee may, from time to time and subject to the provisions of the Program, adopt rules and regulations relating thereto and make all other determinations as it deems necessary or desirable for the administration of the Program. The Program is to be administered in accordance with Rule 16b-3 under the Exchange Act.

     The Compensation Committee may from time to time modify or amend the Program as it deems necessary or desirable but may not change an Option already granted without the written consent of the holder of such Option (or Stock issued on exercise thereof), except pursuant to the adjustments for changes in capital structure and certain business combinations described below and provided that the terms and provisions of the Program which determine the eligibility of non-employee directors under Part II and the amount, price and timing of the formula grants and Deferral Elections under Part II may not be amended more than once every six months except to conform with changes in the Code or ERISA. In addition, unless approved at an annual meeting or a special meeting by the holders of at least a majority of the outstanding shares of Common Stock entitled to vote thereon, no amendment or change shall be made in the Program materially increasing the total number of shares which may be issued under the Program.

     The Program will continue in effect until March 17, 2004 or until such earlier time as (i) Options have been granted and exercised with respect to all shares that are available under the Program or (ii) the Program is terminated by the Compensation Committee. The Compensation Committee shall have the right to suspend or terminate the Program at any time, but such suspension or termination shall not affect the exercise of Options then outstanding under the Program.

     The maximum numbers of shares of common stock issuable under Parts I and II of the Program are currently 525,000 and 180,000 respectively, subject to adjustment as described below. Such shares of common stock may be authorized and unissued shares or may be treasury shares. If any Options terminate or expire without having been exercised in full, the shares which were subject to the unexercised portion of such Options shall be available for issuance under
the Plan.   As of January 2, 2000, 8,375 options had been exercised under Part
I, and 6,000 shares had been exercised under Part II of the Program. 393,107 and 135,273 shares were reserved for issuance subject to outstanding options under Part I and II of the Program, respectively, and 123,518 and 38,727 shares were reserved for future grants of stock options under Parts I and II of the Program, respectively.

     In the event of changes in the common stock by virtue of a stock dividend, stock split, reverse stock split, reclassification, combination or exchange of shares, or by reason of a merger, consolidation, recapitalization or reorganization involving the Company, the Compensation Committee will appropriately and proportionately adjust the maximum number and kind of shares as to which Options may be granted under the Program and will make a corresponding adjustment in the number and kind of shares issuable upon exercise of outstanding Options.

     Upon the occurrence of a Change of Control (as defined below), Options held by individuals who are employed by the Company (or who are members of the Board) as of the date of such Change of Control or who were terminated (or removed from the Board) in anticipation of such Change of Control shall immediately vest and become exercisable and in the event of a Change of Control of the type described in (i) below, such individuals shall have the right to require the Company to repurchase their Options for the difference between the fair market value of the underlying stock and the exercise price of the Options. "Change of Control" for purposes of this provision means (i) the acquisition by a person or entity other than the Company, any officer or director of the Company or Kayne Anderson Investment Management, Inc., of over 50% of the Company's stock, (ii) approval by the shareholders of a merger, reorganization or consolidation that results in new ownership of the Company or (iii) approval by the shareholders of a liquidation of the Company or the disposition of substantially all of its assets.

     In the event the employment by the Company or any parent or subsidiary of the Company (or membership on the Board) of an optionee under the Program is terminated for any reason (other than death, disability, or termination for Cause), any Option held by such optionee may be exercised, during its term, within a period of 90 days after the date of such termination of employment (or membership on the Board) to the extent such option was exercisable at the time of such termination of employment (or membership on the Board), or, with respect to optionees under Part I only, within such other period, and subject to such terms and conditions, as may be prescribed by the Compensation Committee. In the event the employment by the Company or any parent or subsidiary of the Company (or membership on the Board) of an optionee under the Program is terminated due to death or disability, such Optionee's Options shall immediately vest and become exercisable within a period of one year after the date of such termination of employment (or membership on the Board) or, with respect to optionees under Part I only, within such other period, and subject to such terms and conditions, as may be prescribed by the Compensation Committee. In the event such optionee was terminated (or removed from the Board) for Cause, all unexercised Options held by such optionee shall be forfeited and canceled. "Cause" is defined as (i) the willful failure to perform duties other than due to physical or mental incapacity, (ii) conviction for a felony, (iii) misconduct which is material injurious to the Company or (iv) the willful commission of any fraud on the Company. Notwithstanding the foregoing, Deferral Election Stock Options generally will remain exercisable for the lesser of (i) 5 years after the date of grant of such options or (ii) one year after the director's membership on the Board ends for any reason.

     The Company has registered under the applicable securities laws the Stock to be issued upon exercise of any Options and as a result such shares will be freely transferable under the Securities Act of 1933, as amended (the "Securities Act"); provided that shares of common stock acquired upon the exercise of Options held by "affiliates" (as defined in the Securities Act) of the Company may be resold by them only in compliance with Rule 144 under the Securities Act or as otherwise permitted under the Securities Act.

Proposed Amendment to the Program

       The Board of Directors has proposed an amendment (the "Amendment") to the Program to increase the maximum number of shares of common stock issuable under
Part I of the Program from 525,000 to 650,000 shares, and the maximum number of shares of common stock issuable under Part II of the Program from 180,000 to 300,000 shares, subject to the approval of the stockholders of the Company as provided herein. The Amendment, approved by the Compensation Committee of the Board of Directors effective as of March 21, 2000, is set forth in its entirety on Exhibit 1 hereto.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE
                                                       ---
PROPOSED AMENDMENT TO THE 1994 STOCK COMPENSATION PROGRAM.

     The Company intends to file a registration statement with respect to the additional shares of common stock underlying the additional options promptly after approval of the Amendment is received.

Certain Relationships and Related Party-Transactions

     Kayne Anderson Investment Management currently manages the Company's investment portfolio. The Chairman of the Board and other board members are also employed as senior executives of Kayne Anderson Investment Management. The Chairman of the Board, and other board members employed as senior executives of Kayne Anderson Investment Management and Kayne Anderson Investment Management are shareholders of the Company. The Company incurred costs of $69,000 and $103,000 in 1999 and 1998, respectively, to Kayne Anderson Investment Management in connection with investment management fees. The Company did not incur any costs prior to 1998 in connection with investment management fees.

     The Company incurred costs of $11,000 and $46,000 for consulting services provided by LEK Consulting during 1999 and 1998, respectively. Scott Shlecter, a director of the Company, was the President of the North American practice of LEK Consulting Group during 1999 and 1998. He is no longer employed by LEK Consulting.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who own more than 10% of the Company's common stock to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Executive officers, directors and 10% stockholders are required by the Commission to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its executive officers, directors and greater than 10% beneficial owners have complied with all the filing requirements applicable to them with respect to transactions during fiscal 1999, except that a Form 3 for

Peter H. Neuwirth relating to his status as a director of the Company and a Form 5 for the directors relating to the stock options issued in June 1999 in lieu of compensation as a director, were not timely filed.

     No director, officer, affiliate or beneficial owner of the Company, or any associate thereof, is a party adverse to the Company or any of its subsidiaries in any lawsuit nor has a material adverse interest thereto.

                     REPORT OF THE COMPENSATION COMMITTEE
                          ON EXECUTIVE COMPENSATION/1/

Compensation Philosophy

     The Compensation Committee's executive compensation philosophy is to provide competitive levels of compensation while establishing a strong, explicit link between executive compensation and the achievement of the Company's annual and long-term performance goals, rewarding above-average corporate performance, recognizing individual initiative and achievement, and assisting the Company in attracting and retaining highly-skilled management. This philosophy has been adhered to by developing incentive pay programs which provide competitive compensation and mirror Company performance. Both short-term and long-term incentive compensation are based on direct, explicit links to Company performance and the value received by stockholders.


     Fiscal 1999 Executive Compensation

     Cash compensation includes base salary and annual bonuses. Base salaries are set at competitive levels, with reference to the responsibilities undertaken by personnel and their experience. Annual salary adjustments are determined by reference to the Company's and the individual's performance, as well as the competitive marketplace generally. Annual bonuses are awarded based primarily on management's ability to achieve specified earnings levels.

     Stock-Based Incentives

     The Compensation Committee believes that it is essential to align the interests of the executives and other management personnel responsible for the growth of the Company with the interests of the Company's stockholders. The Compensation Committee believes that this alignment is best accomplished through the provision of stock-based incentives. Therefore, the Company has periodically granted stock options to officers, salaried employees, advisors, consultants and non-employee directors under the Company's stock option plans.

     Fiscal 1999 President and Chief Executive Officer Compensation

     Mr. Gordon's compensation as President of the Company for the fiscal year 1999 was determined by the Compensation Committee of the Board. For fiscal year 1999, the Compensation Committee determined that Mr. Gordon would be entitled to receive base salary of $187,000 and a bonus of $65,000, subject to the Company's achievement of specified earnings levels in fiscal year 1999. No bonus was awarded to Mr. Gordon in fiscal 1999. Mr. Gordon was elected to serve as President and Chief Executive Officer in September 1999.

     Mr. Welch served as Chairman of the Board and Chief Executive Officer of the Company until September 1999. Mr. Welch received $25,000 per quarter for his services as Chief Executive Officer until September 1999. Mr. Welch continues to serve as a director of the Company. Mr. Welch elected to defer the $6,250 per quarter fee related to serving as Chairman of the Board, and in lieu of such compensation, received options to purchase 7,463 shares of common stock to the Company. Mr. Welch is also employed as a Senior Vice President of Kayne Anderson Investment Management and is Chairman of the Board and Chief Executive Officer of The Right Start, Inc.

     Summary

     After its review of the Company's existing programs, the Compensation Committee believes that the total compensation program for executives of the Company over the last fiscal year was competitive with the

-----------------
/1/ Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the Report of the Compensation Committee on Executive Compensation shall not be incorporated by reference in any such filings.

compensation programs provided by other corporations with which the Company competes for management talent. The Compensation Committee also believes that the annual bonuses and stock-based incentives provided opportunities to participants that are consistent with the returns that are generated on behalf of the Company's stockholders.

     Limitation of Tax Deduction for Executive Compensation

     The Omnibus Budget Reconciliation Act of 1993 (the "Act") prevents publicly traded companies from receiving a tax deduction on compensation paid to proxy-named executive officers in excess of $1 million annually, effective for compensation paid after 1993. Although the Compensation Committee has not adopted a policy relating to the Act, the Compensation Committee believes that there will be little, if any, impact from this limitation to the Company.

COMPENSATION COMMITTEE:

     Douglas C. Boyd
     Robert V. Sinnott
     Richard A. Kayne

                               PERFORMANCE GRAPH/2/

     The following graph compares the Company's cumulative total stockholder return on its Common Stock for the period from December 31, 1994, to January 2, 2000, with returns on, respectively, the American Stock Exchange Index and an industry index consisting of the Dow Jones Industry Group - Beverages, Soft Drinks. The return lines assume a $100 investment in the Company's stock (or in the basket of stocks represented by the given index) at the beginning of the period presented.

              GLACIER WATER SERVICES, INC. STOCK PERFORMANCE GRAPH
                 FROM DECEMBER 31, 1994 THROUGH JANUARY 2, 2000


                 COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                   AMONG GLACIER WATER SERVICES, SOFT DRINKS
                             AND AMEX MARKET INDEX

                       [PERFORMANCE GRAPH APPEARS HERE]

                             GLACIER                        AMEX
Measurement Period           WATER             SOFT         MARKET
(Fiscal Year Covered)        SERVICES          DRINKS       INDEX
---------------------        ---------------   ---------    ----------
Measurement Pt-12/30/1994    $100.00           $100.00      $100.00
FYE 12/29/1995               $ 96.75           $141.14      $128.90
FYE 12/31/1996               $118.83           $185.22      $136.01
FYE 01/02/1998               $155.84           $244.13      $163.66
FYE 12/31/1998               $135.06           $249.12      $161.44
FYE 12/31/1999               $ 84.42           $217.12      $201.27

-----------------------
        /2/ Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, this Performance Graph shall not be incorporated by reference in any such filings.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of March 20, 2000 certain information regarding the shares of Common Stock beneficially owned by each stockholder who is known by the Company to beneficially own in excess of 5% of the outstanding shares of Common Stock (in the case of Goldman, Sachs Asset Management, based solely upon a review of Schedules 13D and 13G filed with the Commission), by each director and Named Executive Officer and by all executive officers and directors as a group.

                                                              Amount and
                                                               Nature of
                                                               Beneficial               Percent
            Name of Beneficial Owner(1)                         Ownership               of Class
            ------------------------------------------        -----------               --------
            Richard A. Kayne (2)                                1,199,512                42.0%
            Goldman, Sachs & Co. and The Goldman Sachs
            Group, L.P. (3)                                       396,200                14.0%
            Douglas C. Boyd (4)                                     9,647                   *
            Scott H. Shlecter (4)                                   9,647                   *
            Robert V. Sinnott (4)(5)                               32,373                 1.1%
            Jerry R. Welch (4)(5)                                  32,373                 1.1%
            Luz Gonzales (4)                                       10,250                   *
            Jerry A. Gordon (4)                                    74,500                 2.6%
            Brian Nakagawa (4)                                     14,250                   *
            S. Dane Seibert (4)                                    41,500                 1.4%
            Glen A. Skumlien (4)                                   32,500                 1.1%
            John T. Vuagniaux (4)                                  34,500                 1.2%
            W. D. Walters (4)                                       3,750                   *
            Executive officers and directors                    1,494,802                47.4%
            as a group (12 persons)

__________________

*    Less than 1%.

(1) Unless otherwise indicated, the address of each of the stockholders named in this table is: c/o Glacier Water Services, Inc., 2261 Cosmos Court, Carlsbad, California 92009.

(2) The 1,199,512 shares include (i) 134,366 shares held directly by Mr. Kayne (including 21,373 shares which may be acquired within 60 days upon exercise of options) and (ii) 1,060,146 shares held by managed accounts of Kayne Anderson Capital Advisors, L.P. ("KACA") (formerly named KAIM Non-Traditional, L.P.), a registered investment adviser and 5,000 shares held by a managed account of Kayne Anderson Investment Management, LLC ("KAIM"), a registered investment adviser. The shares held by managed accounts of KACA include the following shares held by investment funds for which KACA serves as general partner or manager: 208,740 shares held by Kayne, Anderson Non-Traditional Investments, L.P., ("KANTI"), 337,248 shares held by ARBCO Associates, L.P. ("ARBCO"), 309,958 shares held by Kayne Anderson Diversified Capital Partners, L.P. ("KADCP") (formerly named Offense Group Associates, L.P.) and 109,900 shares held by Kayne Anderson Capital Partners, L.P. ("KACP") (formerly named Opportunity Associates, L.P.) An additional 94,300 shares are held in other Kayne Anderson accounts or affiliates of Kayne Anderson and it principals. Mr. Kayne has sole voting and dispositive power over the shares he holds directly. He has shared voting and dispositive power along with KACA, KANTI, ARBCO, KADCP and KACP over the remaining shares. Mr. Kayne disclaims beneficial ownership as to the shares held in the managed accounts. The address for Richard A. Kayne is c/o Kayne Anderson Investment Management, 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

(3) Goldman Sachs Asset Management has sole voting power of 301,900 shares held by it and has sole dispositive power over 396,200 shares held by it. The address for Goldman, Sachs Asset Management is 1 New York Plaza, New York, NY 10004.

(4) Shares beneficially owned include stock options exercisable within 60 days of March 20, 2000 in the amount of 9,647 held be Mr. Boyd, 9,647 held by Mr. Shlecter, 32,373 held by Mr. Sinnott, 32,373 held by Mr. Welch, 10,250 held by Ms. Gonzales, 74,500 held by Mr. Gordon, 14,250 held by Mr. Nakagawa, 41,500 held by Mr. Seibert, 32,500 held by Mr. Skumlien, 34,500 held by Mr. Vuagniaux and 3,750 held by Mr. Walters.

(5) Messrs. Welch and Sinnott are Managing Directors of Kayne Anderson Investment Management; however, they disclaim beneficial ownership with respect to any shares held by Kayne Anderson Investment Management or any of its affiliates.

                             SELECTION OF AUDITORS

     The Board of Directors has appointed Arthur Andersen LLP Independent Public Accountants, as independent auditors of the Company for the fiscal year ending December 31, 2000, subject to ratification by the stockholders of the Company. It is intended that, in the absence of contrary specifications, the shares represented by proxies will be voted FOR the following resolution ratifying the appointment of Arthur Andersen LLP.

     "RESOLVED, that the stockholders of Glacier Water Services, Inc. hereby ratify and approve the appointment of Arthur Andersen LLP as the independent auditors of such Company for the fiscal year ending December 31, 2000."

     The affirmative vote of the holders of at least a majority of the aggregate outstanding shares of Common Stock represented at the meeting is required to adopt the foregoing resolution. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting, will be given an opportunity to make a statement on behalf of his firm if such representative so desires, and will be available to respond to any appropriate questions of any stockholder. Arthur Andersen LLP was the Company's independent auditor for the fiscal year ended January 2, 2000.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
                                              ---
APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                                 ANNUAL REPORT

     The Annual Report of the Company, including financial statements for the fiscal year ended January 2, 2000, is being forwarded to each stockholder with this Proxy Statement. Stockholders may obtain a copy of the Annual Report without charge by writing to the Secretary of the Company.

                                 OTHER MATTERS

     The Board of Directors has no knowledge of any other matters which may come before the Annual Meeting. If any other matters shall properly come before the meeting, the persons named in the proxies will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.

                                 PROPOSALS OF STOCKHOLDERS

     Stockholder proposals, if any, which may be considered for inclusion in the Company's proxy materials for the 2001 Annual Meeting must be received by the Company at its offices at 2261 Cosmos Court, Carlsbad, California, 92009, not later than January 1, 2001. Any material received after January 1, 2001 shall be considered as untimely presented.

                                   Exhibit 1
                SIXTH AMENDMENT TO GLACIER WATER SERVICES, INC.
                        1994 STOCK COMPENSATION PROGRAM

1.   Purpose.
     -------

          The purpose of this Sixth Amendment to Glacier Water Services, Inc. 1994 Stock Compensation Program (the "Sixth Amendment") is to increase the maximum number of shares of common stock under the Program.

2.   Definitions.
     -----------
          Terms used in this Amendment and not defined herein shall have the meaning ascribed to them in the Glacier Water Services, Inc. 1994 Stock Compensation Program ( the "Program").

3.   Common Shares Subject to Options.
     --------------------------------
          Article 2 of the Program is amended by deleting the number "525,000" and replacing it with the number "650,000" in the first sentence thereof. Such number pertains to the maximum number of options for common stock to be granted under Part I of the 1994 Stock Compensation Program.

          Article 2 of the Program is amended by deleting the number "180,000" and replacing it with the number "300,000" in the second sentence thereof, such number pertains to the maximum number of options for common stock to be granted under Part II of the 1994 Stock Compensation Program.

4.   Date of the Amendment and Approval of Shareholders.
     --------------------------------------------------
          This Sixth Amendment is effective as of March 21, 2000, and is subject to the approval by affirmative vote of the holders of a majority of the shares present, either in person or by proxy, and entitled to vote at a duly held meeting of the shareholders at which a quorum is present representing a majority of all outstanding shareholders either in person or by proxy. If such shareholder approval is not obtained, this Sixth Amendment shall have no further effect and any options granted in reliance of shareholder approval hereof shall be automatically canceled.

                         GLACIER WATER SERVICES, INC.

                 Annual Meeting of Stockholders--June 6, 2000

          This Proxy is Solicited on Behalf of the Board of Directors

  The undersigned stockholder of Glacier Water Services, Inc. (the "Company") hereby appoints Richard A. Kayne and Jerry A. Gordon, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on June 6, 2000, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present, for the following purposes:

  THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED WILL BE VOTED FOR THE ADOPTION OF EACH PROPOSAL DESCRIBED ON THE REVERSE SIDE AND
         ---
VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THE REVERSE HEREOF.
      ---

               (Continued and to be Signed on the reverse side)

                                                                 Please mark
                                                            [X]  your votes
                                                                   as this

Item 1. ELECTION OF DIRECTORS

NOMINEES: JERRY R. WELCH          SCOTT H. SHLECTER           FOR each        WITHHELD
          DOUGLAS C. BOYD         RICHARD A. KAYNE             nominee        AUTHORITY
          JERRY A. GORDON         ROBERT V. SINNOTT            listed        to vote for
          PETER H. NEUWIRTH                                  (except as         each
                                                           marked to the       nominee
INSTRUCTION: To withhold authority to vote for any           contrary):        listed.
             individual nominees, write that                   [_]              [_]
             nominee's name in the space provided
             below.

--------------------------------------------------------------------------------

Item 2. Approval of an amendment to the 1994 Stock           FOR      AGAINST       ABSTAIN
Compensation Program to increase the maximum number          [_]        [_]           [_]
of shares of the Company's common stock issuable
under the Program.


Item 3. Ratification of the appointment of Arthur            FOR      AGAINST       ABSTAIN
Andersen LLP as independent auditors of the                  [_]        [_]           [_]
Company for the 2000 fiscal year.

Item 4. In their discretion upon such other                  FOR      AGAINST       ABSTAIN
matters as they properly come before                         [_]        [_]           [_]
this meeting.

The undersigned hereby acknowledge receipt of the Notice of Annual Meeting and Proxy Statement dated April 11, 2000

Dated: _________________________________________________________________________

--------------------------------------------------------------------------------
(Signature)

--------------------------------------------------------------------------------
(Signature)

--------------------------------------------------------------------------------
(Print Name Here)

Please sign your name or names, exactly as stenciled. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.